REDEFINED
BUILDING VALUE IN UNCONVENTIONAL RESOURCES
Investor Presentation
AUGUST 2012

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility;
derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder);
uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance;
potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions
(including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
Forward-Looking Statements and Terminology Used

For filings reporting year-end 2011 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT NPV10” to describe the Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements and Terminology Used (cont.)

- A leading pure-play producer in the Eagle Ford shale in South Texas
- An inventory of high-return, low-risk unconventional drilling opportunities offering long-term production and reserve growth and a balanced commodity mix
- Strong commitment to enhanced stockholder value and technological innovation to maximize efficiency and reduce costs
- Track record of success as an unconventional resource player poised to offer significant investor value into the future

Company Profile

• Leverage high-graded asset base
 • Strengthen position as a leading pure Eagle Ford shale player
 • Develop and convert inventory of over 500 MMBoe with 15 years of drilling ahead
 • Expand production base with less than 10% of inventory developed
• Successfully execute business plan
 • Grow total production and liquids volumes
 • Lower overall cost structure and improve margins
 • Capture firm transportation and processing capacity
• Test future growth opportunities
 • Evaluate previously untested Eagle Ford acreage
 • Continue testing optimal Eagle Ford well spacing
 • Pursue new growth targets through blend of acquisitions and new ventures
• Financial strength and flexibility
 • Low leverage
 • Sizable liquidity
Company Strategy

LEVERAGE HIGH-GRADED ASSET BASE

Total Net Risked Resources
(MMBoe)
700
600
500
400
300
200
100
0
194
396
578
136
316
417
14
39
103
44
41
58
12/31/2009
12/31/2010
12/31/2011
PD Reserves
PUD Reserves
Unproved Est

• Since 2009, proved reserves more
 than doubled; total risked resources
 nearly tripled
 • Total project inventory, including
 PUDs, grew from 150 MMBoe to
 520 MMBoe
 • Less than 10% of inventory
 developed and on production
• Growth driven by Eagle Ford Shale
• Total proved liquids mix transformed
 • 2009: 15%
 • 2010: 40%
 • 2011: 54%
• From 2009 through 2011, divested
 25 MMBoe of proved reserves for
 properties that no longer fit operating
 model; divested another 11 MMBoe
 non-core in first half 2012
Significant Growth in Asset Net Resources

MBoe/d
Eagle Ford
Other
Non-Core
50
45
40
35
30
25
20
15
10
5
-
20.7
1.1
22.4
4.9
24.0
8.2
24.5
11.3
25.9
14.9
26.8
21.6
25.6
21.7
32.0
27.4
33.8
30.4
33.4
32.2
35 - 38
39 - 44
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
2012 Guidance
2012 Exit Rate

Quarterly Production Performance
% Liquids:   14     19     24    29      33    46     51      49     52     59    60    61
% Oil:          5         7       10    12     15 18     19       22     22      24

SUCCESSFULLY EXECUTE BUSINESS PLAN

Other
2%
Exploration
5%
Eagle
Ford
93%

Other
3%
Facilities
4%
Drill &
Complete
93%

Includes capitalized interest and other corporate costs
Excludes New Ventures and A&D
By Region
By Category
2012E Capital - $640 Million

• Run four- to five-rig program in Eagle Ford area
 • 60 completions for year
 • Liquids-rich development
 • Additional focus on Karnes Trough area and
 Briscoe Ranch
• Fund base capital program from internally-
 generated cash flow supplemented by
 borrowings under current credit facility and
 divestitures

80
70
60
50
40
30
20
10
0
1H 2012 Program
27 wells
2011 Program
43 Op / 10 OBO wells
2010 Program
19 wells
2009 Program
2 wells
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12

Eagle Ford Growth Profile

Eagle Ford production averaged
32.2 MBoe/d (96% of Rosetta’s
total production) during 2Q 2012
  60% total liquids
  24.3% oil / 35.6% NGLs
MBoe/d
Exit Rate
Guidance
39 - 44 MBoe/d

1
2
3
4
5
6
7
ROSE
9
10
11
12
13
14
15
16
17
18
19
20
Other
11.5%
10.7%
9.5%
9.2%
8.8%
6.5%
5.8%
5.3%
4.6%
4.1%
3.9%
2.7%
2.6%
2.5%
2.1%
1.2%
1.1%
1.1%
1.0%
0.9%
5.0%
0%
5%
10%
15%

A
ROSE
C
D
E
F
G
H
I
J
K
L
M
N
O
P
Q
R
S
T
Other
632
511
457
446
446
403
388
351
328
311
289
284
273
263
255
252
251
251
242
185
157
0
200
400
600
800

Top 20 Eagle Ford Operators
% of Eagle Ford Shale Production
Gross Boe/d per Well

Data Source: IHS, Inc., majority of reported February 2012 production (as of 5/30/2012); gross 8/8ths production.
Top 20 Eagle Ford Operators include APC, BHP, CHK, COP, CRK, CRZO, EP, EOG, GeoSouthern, Lewis, MRO, MUR, PVA, PXD, PXP, ROSE, SFY, SM, TLM, XOM.

COMPLETION ACTIVITY Q2 2012
COMPLETION PRIOR TO Q2 2012

Gates Ranch

Summary
• 26,500 net acres in Webb County
• 72 completions as of 6/30/2012
 • 1Q 2012: 10 completions
 • 2Q 2012: 6 completions
• 356 well locations remaining under current
 spacing assumptions
Average Well Characteristics
• Well Costs: $7.5 - $8.0 million
• Spacing: 475 feet apart or 55 acres
• Composite EUR: 1.67 MMBoe
• F&D Costs: $4.65/Boe
• Condensate Yield = 64 Bbls/MMcf
• NGL Yield = 100 Bbls/MMcf
• Shrinkage = 20%
• Mix: Oil 23%, NGLs 32%

Gates Ranch Daily Production
Daily Equivalent Oil Production (BOED)
1000
100
0
100
200
300
400
500
600
700
800
900
Days

Composite Type Curve - 1.7 MMBoe
(23% Oil / 32% NGLs)
South Type Curve - 1.9 MMBoe
North Type Curve - 1.4 MMBoe
Gates Ranch Well Performance - North and South Areas

MIDSTREAM GAS INTERCONNECT/FLOW OPTIONALITY
DIMMIT COUNTY
LASALLE COUNTY
WEBB COUNTY
GONZALES COUNTY
DEWITT CO.
BRISCOE RANCH
LASSETER & EPPRIGHT
VIVION
LIGHT RANCH
REILLY (DUBOSE)
KLOTZMAN
GATES RANCH
SPRINGER
SANTA CRUZ/VELA
ETC LAS BONITAS
ETC RICH EAGLE FORD MAINLINE
Interim processing at existing ETC LaGrange Plt
KM/Copano Eagle Ford Gathering LLC
ETC DIMMIT LATERAL
REGENCY
ENTERPRISE
ETC DOS HERMANAS
ETC Dos Hermanas / Eagle Ford Gathering (KM/Copano) Interconnect
ETC CHISHOLM
ETC DUBOSE 12"
ETC SMILEY 6"
Q2 2013
ETC SAN CAJOS
ETC (HPL)
ETC OASIS
Lean gas pipeline
ETC 12" SPRINGER LATERAL
ETC BIG COWBOY
HUMBLE EAST SEVEN SISTERS
To ETC LaGrange Plant
To new ETC Jackson Plant
To Enterprise Hydrocarbons plants
To Copano Houston Central plant
To Katy Hub - no processing needed
To ExxonMobil King Ranch Plant

Eagle Ford Multiple Takeaway Options

 Gas Transportation Capacity
 Firm gross wellhead gas takeaway
 • 195 MMcf/d today
 • 245 MMcf/d in April 2013
 Four processing options - Gathering (Plant)
 • Regency (Enterprise Plants)
 • Energy Transfer “ETC” Dos Hermanas (King Ranch)
 • Eagle Ford Gathering (Copano Houston Central)
 • ETC Rich Eagle Ford Mainline (LaGrange/Jackson)
Net 3-stream takeaway increases with higher
contribution of oil-weighted volumes
 Oil Transportation Capacity
 Gates Ranch, Briscoe Ranch and Central Dimmit Co.
 • Plains Crude Gathering - Firm gathering capacity of
 25,000 Bbls/d to Gardendale hub with up to 60,000 Bbls
 storage; started operation in April 2012
 • Access to truck and rail loading and pipeline
 connections
 Karnes Trough
 • Rosetta-owned oil truck-loading facility began operation
 in late July 2012
 • Trucking readily available
 Pricing assumptions included in Appendix
Well-positioned to move
new production to
market with access to
multiple midstream
service providers

TEST FUTURE GROWTH OPPORTUNITIES

Operating two rigs in Gates Ranch and three in Briscoe Ranch, Central Dimmit County and Karnes Trough area
Participated in 10 successful wells in non-operated Chupadera Ranch in western Webb County to date
Scheduled to drill Hanks area in LaSalle County in latter part of 2012
OIL
CONDENSATE
GAS

Area	Window	Net Acreage
Gates Ranch	Liquids	26,500
Non-Gates Ranch	Liquids	23,500
Encinal Area	Dry Gas	15,000
TOTAL		65,000

Eagle Ford Shale Activity
Current Drilling Activity Area

BRISCOE RANCH
COMPLETION ACTIVITY Q2 2012
COMPLETION PRIOR TO Q2 2012

Briscoe Ranch
Summary
• 3,545 net acres in southern Dimmit
 County
• 1 completion as of 6/30/2012
• 67 well locations remaining
Average Well Characteristics
• Well Costs: $7.5 - $8.0 million
• Spacing: 425 feet apart or 50 acres
• Condensate Yield: 76 Bbls/MMcf
• NGL Yield: 121 Bbls/MMcf
• Shrinkage: 20%
Future Activity
• Completion of first 3-well pad ongoing in
 3Q 2012
• Planned full development activity will last
 well into 2016
Discovery Well Initial Rate* - 10/2011
1,990 Boe/d, 68% Liquids
(850 Bo/d, 490 B/d NGLs, 3,900 Mcf/d)
*Seven-day stabilized rate

Briscoe Ranch Daily Production
P50 Type Curve - 893 MBOE
24% Oil / 36% NGLs
Daily Equivalent Oil Production(BOED)
10,000
1,000
100
0
50
100
150
200
250
300
350
400
Days

19

Briscoe Ranch Type Curve

COMPLETION ACTIVITY Q2 2012
COMPLETION PRIOR TO Q2 2012

Karnes Trough Area
 SUMMARY
 • 1,900 net acres; located in oil window
 • 10 total completions as of 6/30/2012
 • 1Q 2012: 2 completions
 • 2Q 2012: 7 completions
 • 12 well locations remaining
 • Well Costs: $8.5 - $9.0 million
 • Activity planned through 2013
 Klotzman (Dewitt County)
 • 8 total completions as of 6/30/2012
 • 1Q 2012: 1 completion
 • 2Q 2012: 6 completions
 • Rosetta-owned oil truck terminal started
 operation in late July
 Reilly (Gonzales County)
 • 2 completions as of 6/30/2012
 • 1Q 2012: 1 completion
 • 2Q 2012: 1 completion
Klotzman 1H
Discovery Well Initial Rate* - 11/2011
3,033 Boe/d, 81% Oil
(2,450 Bo/d, 250 B/d NGLs, 2,000 Mcf/d)
Adele Dubose 1H
Delineation Well Initial Rate* - 2/2012
1,463 Boe/d, 76% Oil
(1,109 Bo/d, 153 B/d NGLs, 1,200 Mcf/d)
*Seven-day stabilized rate

Klotzman Daily Production
P50 Type Curve - 665 MBOE
68% Oil / 13% NGLs
Daily Equivalent Oil Production (BOED)
10000
1000
100
0
50
100
150
200
250
300
350
400
Days

21

Klotzman Type Curve

COMPLETION ACTIVITY Q2 2012
COMPLETION PRIOR TO Q2 2012

Central Dimmit County Area
 Summary
 • 8,100 net acres in Dimmit County
 • 4 completions as of 6/30/2012
 • 2Q 2012: 2 completions
 • 123 well locations remaining
 • Well Costs: $7.5 - $8.0 million
Light Ranch 1H
Discovery Well Initial Rate* - 10/2010
987 Boe/d, 78% Liquids
(510 Bo/d, 260 B/d NGLs, 1,300 Mcf/d)
Vivion 1H
Discovery Well Initial Rate* - 9/2011
680 Boe/d, 89% Liquids
(506 Bo/d, 102 B/d NGLs, 436 Mcf/d)
 Light Ranch
 • 3 total completions as of 6/30/2012
 • 2Q 2012: 2 completions
 Vivion
 • 1 completion as of 6/30/2012
 Lasseter & Eppright
 • 3Q 2012: 1 well in progress
*Seven-day stabilized rate

Gates Ranch (75% NRI)	Briscoe Ranch (81.3% NRI)	Central Dimmit (75 – 77% NRI)	Karnes Trough (75 – 80% NRI)	Undelineated Acreage* (75 – 77% NRI)	Encinal (75 – 77% NRI)	Total
Drilling rig activity	2	1	1	1	0		5
Wells completed	72	1	4	10	0	4	91
Current Well Spacing	55	50	60	60	60 - 75	80	50 - 80
Remaining locations*	356	67	123	12	167	171	896
Capital remaining	$2.8B	$0.5B	$1.0B	$0.1B	$1.3B	$1.4B	$7.1B
Rig years (16 wells per year)	22	4	8	1	10	11	56
Years remaining (60 wells per year)							15

Eagle Ford Inventory
+/- 900 net wells remaining as of 6/30/2012
* Denotes roughly 10,000 net acres in the liquids window of the play in Webb (~3,000), LaSalle (~3,500), and Gonzales (~3,000) counties.

FINANCIAL STRENGTH
AND FLEXIBILITY

$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
37.63
33.62
36.30
39.68
41.72
47.70
43.71
43.57
43.01
41.27
17.44
16.84
13.79
15.95
15.66
13.40
11.63
13.64
13.34
14.26
1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
Average Realized Price, with realized derivatives
Total Cash Costs (1)

Margin Expansion

1. Total cash costs (a non-GAAP measure) is calculated as the sum of all average costs per Boe, excluding DD&A and stock-based compensation. Management believes this presentation may be helpful to investors as it represents average cash costs incurred by our oil, NGL and natural gas producing activities. This measure is not intended to replace GAAP statistics but rather to provide additional information that may be helpful in evaluating trends and performance.

Liquid Derivatives
(Bbls/d)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
12,300
4,700
7,600
9,250
2,500
6,750
3,000
1,000
2,000
2012
2013
2014
Oil (Collars)
NGLs (Swaps)

Natural Gas Derivatives
(MMBtu/d x 1,000)
40
30
20
10
0
20
$5.13
X
$6.31
2012
2013
2014
Swaps
Collars

Commodity Derivatives Position - June 30, 2012
Note: NGL derivatives exclude the Ethane component; fixed price is based on weighted average of remaining components of the NGL barrel.
$63.77
$63.00
$64.48
$81.58
X
$117.78
$81.01
X
$118.86
$82.50
X
$111.95

Total Debt Structure
($MM)
400
350
300
250
200
150
100
50
0
200
20
130
200
20
30
200
20
90
4Q 2010
4Q 2011
2Q 2012
Drawn Revolver
2nd Lien
High Yield

Capital Structure
1600
1400
1200
1000
800
600
400
200
0
40%
30%
20%
10%
0%
40%
28%
30%
529
350
0
633
230
20
732
290
20
4Q 2010
4Q 2011
2Q 2012
ST Debt
LT Debt
SH Equity
Debt-to-Cap

Debt and Capital Structure
350
250
883
879

310
1042
Note: As of August 1, 2012, total debt is $340 million.
($MM)

Total Liquidity
($MM)
700
600
500
400
300
200
100
0
195
42
295
47
535
60
4Q 2010
4Q 2011
2Q 2012
8/1/2012
Cash
Undrawn Revolver

Adequate liquidity available to fund 2012
$640 million capital program
  Borrowing base raised in April, 2012 based
  on performance
  $505 million of $625 million borrowing base
  available as of August 1st
  Lobo and Olmos divestiture ($83 million, net
  proceeds collected as of June 30th)
In low-price environment, $250 million in
capital required to maintain 2012
production level flat versus 2011 exit
rate
Liquidity

342
237
595
550

Asset Base High-Graded
• Focused on liquids-rich targets in Eagle Ford with significant project inventory
• Completed divestiture program; redeployed proceeds
Executing Business Plan
• Doubled proved reserves since 12/31/2010
• Increased Gates Ranch recoveries
• Increased firm take-away capacity
• Projected strong 2012 growth and exit rates
Testing Growth Opportunities
• Increased Gates Ranch well density
• Three discoveries in other Eagle Ford areas
• Pursue new growth targets through blend of acquisitions and new ventures
Financial Strength and Flexibility
• Debt-to-capitalization ratio around 30%
• Approximately $550 million in liquidity as of early August 2012
Summary

APPENDIX

	2012 Full Year

Production, MBoe/d (60% liquids)	35	-	38
Exit Rate, MBoe/d (61% liquids)	39	-	44

$/BOE
Direct Lease Operating Expense	$ 2.15	-	$ 2.20
Workover Expenses		-
Insurance	0.10	-	0.11
Ad Valorem Tax	0.75	-	0.85
Treating and Transportation	3.85	-	4.25
Production Taxes	1.20	-	1.25
DD&A	11.30	-	12.00
G&A, excluding Stock-Based Compensation	3.60	-	4.00
Interest Expense	1.90	-	1.95

Annual Guidance

Gates Ranch NGL Breakdown
May 2012
C5+
8%
C4
18%
C2
Ethane
45%
C3
29%

• Volumes (Full Year 35 - 38 MBoe/d)
 • 2Q 2012: 33.4 MBoe/d with 32.2 MBoe/d from Eagle Ford
 • “Lumpy” quarterly production
 • Back-end loaded oil production ramp-up to match timing of start-up of Klotzman oil facilities
• Product Mix (Full Year 60% total liquids)
 • 2Q 2012: Oil 24%, NGLs 35% (Eagle Ford only - Oil 24%, NGLs 36%)
 • Oil percentage ramp-up back-end loaded to 3rd and 4th quarters; timing of oilier production contributions from Karnes Trough area and Briscoe Ranch
 • Treating & Transportation fees impacted by mix changes
• Crude Oil Pricing
 • 2012E: 70% WTI less 5-10% for gravity & transportation / 30% LLS less 10%
• NGL pricing (Mount Belvieu Benchmark)
 • Firm fractionation capacity
 • Adjust for fractionation fees approximately $3 to $4 per barrel
 • Adjust for reported derivative activity, excluding ethane
 • Pricing estimates based on % of WTI not as correlative
Annual Guidance - Framing For Quarterly Models

	1st Half 2012	2011	2010
Daily rate (MBoe/d)	33.6	27.6	22.9
Oil% / NGLs%	23% / 32%	18% / 26%	9% / 13%
	$/Boe	$/Boe	$/Boe
Average realized price (without realized derivatives)	$40.64	$42.45	$32.98
Average realized price (with realized derivatives)	$42.15	$44.18	$36.85
Direct lease operating expense	$2.20	$2.72	$4.52
Workovers / Insurance / Ad valorem tax	0.86	0.75	1.58
Lease operating expense	$3.06	$3.47	$6.10
Treating and transportation	4.01	2.22	0.83
Production taxes	1.00	1.20	0.71
General and administrative costs¹	3.76	4.59	5.04
Interest expense	1.96	2.11	3.23
Total cash costs2	$13.79	$13.59	$15.91
Cash Margin2 (without realized derivatives)	$26.85	$28.86	$17.07
Cash Margin2 (with realized derivatives)	$28.36	$30.59	$20.94
Margin Improvement

1. Excludes stock-based compensation expense
2. Total cash costs (a non-GAAP measure) is calculated as the sum of all average costs per Boe, excluding DD&A and stock-based compensation. Cash Margin (a non-GAAP measure) is calculated as the difference between average realized equivalent price and total cash costs. Management believes this presentation may be helpful to investors as it represents average cash costs incurred by our oil, NGL and natural gas producing activities as compared to average realized price based on revenue generated. These measures are not intended to replace
 GAAP statistics but rather to provide additional information that may be helpful in evaluating trends and performance.

REDEFINED
BUILDING VALUE IN UNCONVENTIONAL RESOURCES